"Exhibit 99.1"

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boundaries Capital, Inc. (the "Company"), on Form 10-QSB for the period ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen Sewell, President of the Company, and I, Graeme Sewell, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The Report duly  complies  with the  requirements  of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Allen Sewell                          /s/ Graeme Sewell
---------------------------               ---------------------------
Allen Sewell, President                   Graeme Sewell, Chief Financial Officer
September 15, 2003                        September 15, 2003